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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       Form 8-K


                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                                   February 2, 1998
                   Date of Report (Date of earliest event reported)


                            UNIVERSAL INTERNATIONAL, INC.
                (Exact name of registrant as specified in its charter)


    MINNESOTA                      0-18823                    41-0776502
 (State or other           (Commission File Number)         (IRS Employer
 jurisdiction of                                          Identification No.)
  incorporation)


                              5000 Winnetka Avenue North
                              New Hope, Minnesota  55428
                       (Address of principal executive offices)

                                    (612) 533-1169
                 (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

      The Company issued a press release relating to the sale of its 95% owned interest in Universal Asset-Based Services, Inc. The price was equal to the book value of this subsidiary's assets and is not expected to create a material profit or loss for the Company. A copy of the press release is attached as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      Filed herewith are the following exhibits:

99.1  Press release dated February 2, 1998

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                                      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNIVERSAL INTERNATIONAL, INC.
                                        (Registrant)



Dated: February 3, 1998                 By  /s/  Dennis Hill
                                           -------------------------------------
                                             Dennis Hill
                                             Its Chief Financial Officer


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